SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2007

AZZ incorporated

(Exact name of Registrant as specified in its charter)

TEXAS	1-12777	75-0948250
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

University Centre 1, Suite 200

1300 South University Drive

Fort Worth, TX 76107

(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including area code: (817) 810-0095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

AZZ incorporated announced today that Ashok E. Kolady has joined AZZ in the newly created position of Vice President of Business Development. AZZ established this position dedicated to the planning and development of both organic and acquisition growth opportunities and strategies.

Mr. Kolady has had increasing operational and business development experience that qualify him for this position. He comes to AZZ from Eaton Corporation. Prior to joining Eaton he was employed by General Motors Corporation and Indiar Crumb Rubber Ltd.

He received a M.B.A. from Michigan State University, a M.E., Industrial Engineering and Operation Research from Cornell University and an undergraduate degree in mechanical engineering from the University of Kerala.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated

DATE: 9/17/07	By:	/s/ Dana Perry
Dana Perry
Senior Vice President Finance Chief Financial Officer